united states

Securities and Exchange Commission

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 1, 2025

Cadiz Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-12114	77-0313235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Hope Street, Suite 2850 Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 271-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CDZI	The NASDAQ Global Market
Depositary Shares (each representing a 1/1000th fractional interest in share of 8.875% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	CDZIP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 1, 2025, Cadiz Inc. (“Cadiz”) entered into a Memorandum of Understanding (“MOU”) with EPCOR NR Holdings Inc. (“EPCOR”) to jointly pursue development of Cadiz’s groundwater conservation, storage, and conveyance project, the Mojave Groundwater Bank, to provide long-term water supply for the benefit of Arizona off-takers.

Under the terms of the MOU, Cadiz and EPCOR contemplate entering into an exclusive marketing agreement wherein Cadiz will grant EPCOR exclusive rights to market 25,000 acre-feet per year (AFY) of conserved water from the Mojave Groundwater Bank project to Arizona off-takers, and EPCOR will design, build and finance a portion of the Southern Pipeline system that will be substantially devoted to the conveyance of water to the Colorado River Aqueduct for the benefit of Arizona off-takers.

The parties intend to evaluate the possibility of Cadiz and EPCOR entering into a long-term Operation and Maintenance Agreement under which EPCOR will operate and maintain the Mojave Groundwater Bank project and manage the design and construction of all or portions of the Southern Pipeline system.

The MOU includes customary provisions regarding exclusivity, confidentiality, termination, and governance. The project development terms are non-binding; however, the exclusivity and confidentiality provisions are binding.

INFORMATION RELATING TO FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act”), and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as "would,” "will,” "intends,” "anticipates,” "believes,” "estimates,” "projects,” "forecasts,” "expects,” "plans,” and "proposes.” These forward-looking statements include, but are not limited to, statements regarding the anticipated development and scope of the proposed projects contemplated under the MOU, the expectation that the MOU will result in binding long-term agreements, and the potential benefits to Cadiz. Although Cadiz believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Factors that could cause actual results or events to differ materially from those reflected in Cadiz’s forward-looking statements include risks related to the parties’ ability to negotiate and enter into definitive long-term agreements based on the MOU; the ability to secure funding and advance development of the contemplated projects under the MOU; the availability and timing of any required regulatory approvals; changes in market conditions or demand for water supply; and other risks and uncertainties and other factors and considerations detailed in Cadiz’s Securities and Exchange Commission filings including its annual report on Form 10-K for the year ended December 31, 2024 and subsequent Exchange Act and Securities Act filings. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADIZ INC.

By:	/s/ Stanley E. Speer
Stanley E. Speer
Chief Financial Officer

Date: August 7, 2025

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